Exhibit 99.3

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information of OptimizeRx Corporation, (“Company”) is presented to reflect the acquisition (“Acquisition”) by the Company of all the issued and outstanding shares of RMDY Health Inc. (“RMDY”). The Acquisition was consummated on October 4, 2019. The unaudited pro forma combined balance sheet of the Company at September 30, 2019 reflects the effects of the Acquisition as if it occurred on such date. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 reflect the effects of the Acquisition as if it occurred on January 1, 2018. The unaudited pro forma financial information is based on the historical consolidated financial statements of the Company and RMDY. The historical financial information of RMDY includes the consolidated financial information of RMDY Health, Inc. and its wholly owned subsidiary.

Such unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements of the Company for the year ended December 31, 2018, including the notes thereto, which were filed as part of the Company’s Form 10-K filed with the Securities and Exchange Commission on March 12, 2019, and the Company’s Quarterly Report on Form 10-Q for the nine month period ended September 30, 2019, which was filed with the Securities and Exchange Commission on November 5, 2019. Additionally, the unaudited combined financial information includes unaudited historical consolidated financial information of RMDY as of September 30, 2019 and for the nine-month period ended September 30, 2019 and historical consolidated financial information of RMDY for the year ended December 31, 2018, which have been prepared by management of RMDY. The unaudited pro forma combined statements of operations of the Company only include the acquisition of RMDY. In addition, the unaudited combined financial statements are based upon pro forma allocations of the purchase price of RMDY based upon the estimated fair value of the assets and liabilities acquired in connection with the Acquisition. Management believes that all material adjustments necessary to reflect the effect of the Acquisition have been made to the unaudited pro forma combined financial information.

The unaudited pro forma combined financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of RMDY had been completed on the dates indicated, nor does it purport to represent the Company’s results of operations as of any future date or for any future period.

OptimizeRx Corporation

Unaudited Pro Forma Combined Balance Sheet

September 30, 2019

	OptimizeRx	RMDY		Pro Forma		Pro Forma
	Corporation	Health, Inc.	Combined	Adjustments		Combined
ASSETS
Current Assets
Cash and cash equivalents	$29,759,967	$34,952	$29,794,919	$(8,492,534)	[a]	$21,302,385
Accounts receivable	7,158,390	235,411	7,393,801	-		7,393,801
Prepaid expenses	973,177	-	973,177	-		973,177
Employee loans	-	636,576	636,576	(636,576)	[c]	-
Other current assets	-	24,978	24,978	(20,129)	[l]	4,850
Total Current Assets	37,891,534	931,918	38,823,452	(9,149,239)		29,674,213
Property and equipment, net	156,809	19,173	175,982	-		175,982
Other Assets			-	-		-
Goodwill	3,678,513	-	3,678,513	12,583,720	[b]	16,262,233
Patent rights, net	2,604,677	-	2,604,677	-		2,604,677
Other intangible assets, net	3,542,462	-	3,542,462	9,555,000	[b]	13,097,462
Right of use assets, net	587,497	-	587,497	-		587,497
Other assets and deposits	92,239	6,081	98,320	-		98,320
Severance pay fund	-	255,774	255,774	-		255,774
Total Other Assets	10,505,388	261,855	10,767,243	22,138,720		32,905,963
TOTAL ASSETS	$48,553,731	$1,212,945	$49,766,676	$12,989,481		$62,756,157

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable - trade	$1,095,474	$145,513	$1,240,987	$355,964	[d]	$1,596,951
Accrued expenses	607,000	-	607,000	-		607,000
Revenue share payable	1,668,287	-	1,668,287	-		1,668,287
Current portion of lease obligations	113,476	-	113,476	-		113,476
Current portion of contingent purchase price payable	810,000	-	810,000	-		810,000
Deferred revenue	1,115,904	-	1,115,904	-		1,115,904
Loans payable	-	129,199	129,199	(129,199)	[e]	-
Short term bank debts	-	17,056	17,056	(17,056)	[e]	-
Other payables	-	761,736	761,736	(761,736)	[e]	-
Shareholder loans	-	872,015	872,015	(872,015)	[e]	-
Total Current Liabilities	5,410,141	1,925,519	7,335,660	(1,424,042)		5,911,618
						-
Non-current Liabilities
Lease obligations, net of current portion	478,201	-	478,201	-		478,201
Contingent purchase price payable, net of current portion	1,530,000	-	1,530,000	6,693,000	[f]	8,223,000
Warrant liability	-	173,288	173,288	(173,288)	[m]	-
Severance pay liability	-	289,188	289,188	-		289,188
Deferred tax liability	-			1,166,550	[n]	1,166,550
Total Non-current liabilities	2,008,201	462,476	2,470,677	7,686,262		10,156,939
Total Liabilities	7,418,342	2,387,995	9,806,337	6,262,220		16,068,557
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, no issued and outstanding at September 30, 2019 or December 31, 2018	-			-		-
Common stock, $0.001 par value, 500,000,000 shares authorized, 14,173,850 and 12,038,618 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	14,174		14,174	383	[g]	14,557
Ordinary shares of USD 0.001 par value 35,696,414 shares issued and outstanding at December 31, 2018 and September 30, 2019		35,496	35,496	(35,496)	[h]	-
Series A Preferred Shares USD 0.001 par value 1,085,521 shares issued and outstanding at December 31, 2018 and September 30, 2019		1,086	1,086	(1,086)	[h]	-
Series B Preferred Shares USD 0.001 par value 15,373,131 shares issued and outstanding at December 31, 2018 and September 30, 2019		15,373	15,373	(15,373)	[h]	-
Series C Preferred shares USD 0.001 par value 8,333,880 shares issued and outstanding at December 31, 2018 and September 30, 2019		8,334	8,334	(8,334)	[h]	-
Additional paid-in-capital	72,561,045	3,809,224	76,370,269	2,098,569	[i]	78,468,838
Accumulated deficit	(31,439,830)	(5,044,563)	(36,484,393)	4,688,599	[j]	(31,795,794)
Total Stockholders’ Equity	41,135,389	(1,175,050)	39,960,339	6,727,261		46,687,601
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$48,553,731	$1,212,945	$49,766,676	$12,989,481		$62,756,157

OptimizeRx Corporation

Unaudited Pro Forma Combined Statement of Operations

For the Nine Months Ended September 30, 2019

	OptimizeRx	RMDY		Pro Forma		Pro Forma
	Corporation	Health, Inc.	Combined	Adjustments		Combined

NET REVENUE	$17,218,492	$1,519,789	$18,738,281	$-		$18,738,281
COST OF REVENUES	6,251,766	511,632	6,763,398	-		6,763,398
GROSS MARGIN	10,966,726	1,008,157	11,974,883	-		11,974,883

OPERATING EXPENSES	12,341,827	1,735,696	14,077,523	441,194	[b], [k]	14,518,717
INCOME FROM OPERATIONS	(1,375,101)	(727,539)	(2,102,640)	-		(2,102,640)
						-
OTHER INCOME						-
Interest income	192,305	-	192,305	-		192,305
Change in Fair Value of Contingent Consideration	25,000	-	25,000	-		25,000

TOTAL OTHER INCOME	217,305	-	217,305	-		217,305

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(1,157,796)	(727,539)	(1,885,335)	-		(1,885,335)

Financial Expenses, net		218,160	218,160	-		218,160

PROVISION FOR INCOME TAXES	-	-	-	-		-
NET INCOME	$(1,157,796)	$(945,698)	$(2,103,494)	$-		$(2,103,494)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
BASIC	12,996,590					13,379,483
DILUTED	12,996,590					13,379,483
NET INCOME PER SHARE
BASIC	$(0.09)					$(0.16)
DILUTED	$(0.09)					$(0.16)

OptimizeRx Corporation

Unaudited Pro Forma Combined Statement of Operations

For the Year ended December 31, 2018

	OptimizeRx	RMDY		Pro Forma		Pro Forma
	Corporation	Health, Inc.	Combined	Adjustments		Combined

Revenue	$21,206,363	$2,367,813	$23,574,176	$-		$23,574,176
Cost of revenues	8,999,666	603,435	9,603,101	-		9,603,101
Gross Margin	12,206,697	1,764,378	13,971,075	-		13,971,075

Operating expenses	12,026,565	2,220,658	14,247,223	1,006,133	[b]	15,253,356
Income (loss) from opreations	180,132	(456,279)	(276,147)	(1,006,133)		(1,282,281)
Other income			-	-		-
Interest income	46,212	-	46,212	-		46,212
Total other income	46,212	-	46,212	-		46,212
Other expense
Financial expense	-	24,382	24,382	-		24,382
Total other expense	-	24,382	24,382	-		24,382
Income (loss) before provision for income taxes	226,344	(480,661)	(254,317)	(1,006,133)		(1,260,451)
Provision for income taxes	-	1,542	1,542	-		1,542
Net income (loss)	$226,344	$(482,203)	$(255,859)	$(1,006,133)		$(1,261,993)
Weighted average number of shares outstanding - basic	10,832,209					11,215,102
Weighted average number of shares outstanding - diluted	11,862,991					12,245,884
Net income (loss) per share - basic	$0.02					$(0.11)
Net income (loss) per share - diluted	$0.02					$(0.11)

Notes to Unaudited Pro Forma Combined Financial Statements

Note 1 - Basis of Presentation

On October 4, 2019, OptimizeRx Corp. (the “Company”) entered into, and consummated the transactions contemplated by, a Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, RMDY (collectively, the “Sellers”), each of Amir Kishon and Elad Levran, as “Seller Indemnitors” and Amir Kishon in his capacity as seller’s representative, which agreement provided for the purchase of all equity of RMDY by the Company. All outstanding RMDY options and warrants were converted to common stock immediately prior to the transaction and were included in the equity acquired.

The consideration for the acquisition costs of $8.72 million in cash, as adjusted for estimated working capital, estimated indebtedness, escrow amounts and Sellers’ estimated transaction expenses, as well as shares of the Company’s common stock equal to $5.11 million divided by the closing date share price, and earnout payments not to exceed $30 million, as a result of achieving certain revenue targets for 2020 and 2021. In addition, the Company incurred its own expenses for the transaction of approximately $670,000.

The unaudited pro forma combined financial statements have been prepared to give effect to the acquisition by the Company of RMDY using the historical consolidated financial statements of the Company and the historical consolidated financial statements RMDY. Please note that the unaudited pro forma combined financial statements should be read in conjunction with the audited and unaudited historical financial statements of the Company and RMDY, respectively. This information can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2019, and in Item 99.1 and 99.2 of this Current Report on Form 8-K.

The historical financial information of RMDY includes the consolidated financial information of RMDY Health, Inc. and its wholly owned subsidiary.

The unaudited pro forma combined balance sheet as of September 30, 2019, combines the unaudited consolidated balance sheets of the Company and RMDY on September 30, 2019, and gives effect to the Acquisition as if it had occurred on September 30, 2019.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2019 combines the unaudited results of operations of the Company and RMDY to give the effect as if the Acquisition occurred the first day of the period presented (January 1, 2018). The unaudited pro forma combined statement of operations for the year ended December 31, 2018 combines the audited consolidated statements of operations of the Company for the year ended December 31, 2018, with the audited consolidated statement of operations of RMDY for the year ended December 31, 2018, to give the effect as if the Acquisition occurred the first day of the period presented (January 1, 2018).

Note 2 - Unaudited Pro Forma Adjustments

The following are explanations that correspond by letter to the pro forma adjustments in the accompanying unaudited pro forma combined financial statements:

[a]

Cash impact upon paying the Closing Amount to the Sellers:
1) Payment for RMDY working capital (9/30)	$(149,829)
2) Payment of cash purchase consideration per closing statement	$(8,719,738)

Working capital per closing statement	$236,110
Actual 9/30 working capital	149,829
3) Add back working capital not paid per closing to adjust for 9/30	86,281

Indebtedness per closing statement	1,466,801
Actual 9/30 indebtedness	1,780,006
4) Decrease cash for debt not paid per closing to adjust for 9/30	(313,205)

5) Officer loans collected from other assets	636,576

6) Cash balance per closing statement	2,333
Actual 9/30 cash balance	34,952
Decrease cash for additional amount that would have been paid	(32,619)

Net impact on cash	(8,492,534)

[b]	The following table summarizes the estimated fair values of the RMDY assets acquired and liabilities assumed and the allocation of the excess purchase price to certain identifiable intangible assets. The two periods presented represent the pro forma balance sheet date of this report on September 30, 2019 and the actual Closing Date of October 4, 2019.

Assets acquired	September 30, 2019	October 4, 2019
Non-cash current assets	235,411	286,110
Other non-cash current assets	4,850	-
Other assets	6,081	6,081
Fixed assets	19,173	19,173
Customer Relationship	1,004,000	1,004,000
Tradename	2,673,000	2,673,000
Technology/Software (Patent)	5,445,000	5,445,000
Non-Compete Agreement	433,000	433,000
Goodwill	12,583,720	12,583,720
Total assets acquired	$22,404,235	$22,450,084
Liabilities assumed
Non-debt current liabilities	145,513	50,000
Total liabilities assumed	145,513	50,000
Net assets acquired	$22,258,722	$22,400,084
Purchase consideration:
Closing Cash Consideration	5,824,604	5,965,966
Closing Common Stock Consideration	5,107,793	5,107,793
Closing Indebtedness	1,466,775	1,466,775
Purchase Price Adjustment Escrow Amount	150,000	150,000
Indemnification Escrow Amount	1,600,000	1,600,000
Stockholder Representative Expense Amount	250,000	250,000
Contingent Payment	6,693,000	6,693,000
Deferred Tax Liability	1,166,550	1,166,550
	$22,258,722	$22,400,084

The Company has allocated the purchase price to the tangible and identified intangible assets acquired and liabilities assumed based on their fair values in accordance with generally accepted accounting principles in accordance with ASC 805. ASC 805 considers the existence of intangible assets in the following areas: marketing, customer relationships, proprietary software, artistic creations, contracts, and technology. The Company has identified and valued a patented technology, customer relationships, tradename and non-compete agreements as RMDY’s principal intangible assets in accordance with ASC 805 requirements.

As of the unaudited pro forma combined balance sheet date, below are the fair values of the identified intangible assets and their respective amortization periods for their useful life:

	Fair Value	Estimated Useful life
Technology (Patent)	$5,445,000	10 years
Non-Compete Agreement	433,000	2 years
Tradename	2,673,000	15 years
Customer Relationship	1,004,000	15 years
	$9,555,000

Amortization of technology, non-compete agreements, tradename, and customer relationships are amortized on a straight-line basis. For the unaudited pro forma combined periods presented, monthly amortization would have been $83,844, based upon their respective useful lives. Total amortization for the nine months ended September 30, 2019 and the year ended December 31, 2018, was $754,600 and $1,006,133, respectively.

The estimated total amortization expenses for the five years after the closing are as follows:

Years Ending December 31:
2019	251,532
2020	1,006,128
2021	952,011
2022	789,636
2023	789,636
Thereafter	5,766,057

There is no pro forma adjustment for depreciation expense as assets were fully depreciated.

[c]	Represents loans to RMDY officers repaid as part of acquisition closing in the amount of $636,576

[d]	Impact on accounts payable:

Impact on accounts payable
1) Total estimated acquisition related costs	$669,370
2) Costs reflected in OptimizeRx historical financial statements as of September 30, 2019	(313,406)
Pro Forma acquisition costs reflected through the recordation of accounts payable at September 30, 2019	$355,964

[e]	Represents debt and other payables repaid as part of closing

[f]	Represents the estimated fair value of the future potential contingent earn-out the Sellers may earn based upon RMDY achieving certain revenue targets. Fair value of the earnout was estimated utilizing a Monte Carlo simulation with an asset volatility of 40% and a risk-free rate of 1.40%.

[g]	Represents 382,893 shares of Common Stock issued as purchase consideration

[h]	Represents removal of RMDY shares issued and outstanding

[i]	Impact on Additional paid-in capital:

1) Reflects the issuance of 382,893 shares of common stock as consideration in the purchase price. Shares were valued at $13.34 per share or $5,107,793. Shares are assumed to be fully outstanding in the periods presented	$5,107,793
2) Reflects removal of $3,809,224 additional paid-in-capital of RMDY in the acquisition	(3,809,224)
3) Parent stock holdback amount	800,000
$2,098,569

[j]	Impact on accumulated deficit:

1) Total estimated acquisition related costs	$669,370
2) Costs reflected in OptimizeRx historical financial statements as of September 30, 2019	(313,406)
3) Total acquisition costs not recorded in historical financial statements as of September 30, 2019	$355,964
4) Reflects removal of $5,044,563 in accumulated deficit of RMDY in the acquisition	(5,044,563)
Pro Forma reduction to accumulated deficit	$(4,688,599)

[k]	Pro forma add back of one-time transaction costs expensed in the historical period ended September 30, 2019 of $313,406

[l]	Prepaid directors and officers insurance purchased during September 2019 not to be included as an asset in OptimizeRx financial statements in the amount of $20,129

[m]	Represents removal of warrant liability as part of closing

[n]	Represents the deferred tax liability related to intangible assets acquired excluding goodwill less the existing RMDY deferred tax asset